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                                                                  Exhibit 10.10

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This First Amendment to that certain Loan and Security Agreement
("Amendment") is made and entered into this    day of July, 1998 by and between
SpinCycle, Inc. ("BORROWER"), Heller Financial, Inc. (in its individual capacity, "Heller"), for itself, as Lender, and as Agent for Lenders ("AGENT"), and the Lenders which are signatories hereto (as used herein, "LENDERS" shall mean "Lenders" or "Requisite Lenders", as appropriate pursuant to the Agreement).

     WHEREAS, Agent, Lenders and Borrower are parties to a certain Loan and Security Agreement, dated as of April 29, 1998 and all amendments thereto (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

     2.   AMENDMENTS.

          A. Subsection 1.1 of the Agreement is amended by inserting the following defined term in alphabetical order thereof:

              "Rollout Schedule" means a schedule duly executed by an officer of Borrower appropriately completed and in substantially the form of Exhibit G.

          B. Subsection 2.1(A) is amended by deleting the definition of "Borrowing Base" contained in clause (2) of said subsection in its entirety and replacing it with the following:

          (2) "BORROWING BASE" means, as of any date of determination, an amount equal to:

             (a) with respect to Facilities where the Annualized Store EBITDA is equal to or less than $70,000, forty percent (40%) of Eligible Laundry Equipment located at such Facilities;

             (b) with respect to Facilities where the Annualized Store EBITDA is greater than $70,000 and less than or equal to $110,000, the lesser of sixty-five percent (65%) of Eligible Laundry Equipment located at such Facilities, or (ii) such Facility's Annualized Store EBITDA multiplied by three
(3);


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          (c) with respect to Facilities where the Annualized Store EBITDA is greater than $110,000, the lesser of (i) eighty-five percent (85%) percent of Eligible Laundry Equipment located at such Facilities, or (ii) such Facility's Annualized Store EBITDA multiplied by three (3); and


          (d) forty percent (40%) of Eligible Laundry Equipment that (i) is stored at a warehouse, (ii) was new when purchased by Borrower, and (iii) has never been utilized;


     less, in each case, such reserves as Agent in its reasonable discretion may elect to establish for Facilities in respect of which a Landlord Waiver in form and substance satisfactory to Agent has not been obtained and delivered to Agent and for Facilities in respect of which rent is unpaid.


          C. Subsection 5.1(E) is amended by deleting such subsection in its entirety and inserting the following in lieu thereof:


             (E) BORROWING BASE CERTIFICATES, LAUNDRY EQUIPMENT REPORTS. On the Closing Date, as at April 19, 1998, and within ten (10) Business Days after, and as at, the last day of each Period, Borrower shall deliver to
     Agent: (1) a Borrowing Base Certificate, (2) a Laundry Equipment Report,
     (3) an aged trial balance of all then existing accounts payable, and (4) a Rollout Schedule.


          D. Subsection 5.1(F) is amended by deleting such subsection in its entirety and inserting the following in lieu thereof:


             (F) Borrower shall, not less than thirty (30) days prior to (or, with respect to the acquisition of an Acquired Store, not less than ten
     (10) Business Days following the closing of such acquisition) opening, reopening, or closing a Facility or selling any Laundry Equipment or moving any Laundry Equipment to a location other than a Facility (including a location not owned or leased by Borrower), notify Agent thereof by delivery to Agent of a Leased Property Report in the form of Exhibit E, which Leased Property Report shall include, as applicable, a description of the Laundry Equipment to be maintained at such Facility or other location or, if such Facility is closing, the location to where the Laundry Equipment from such Facility is being moved or, if Laundry Equipment is being sold, the Net Book Value of the Laundry Equipment being sold and the location from which it is being sold. In the event of the opening of a Facility at a location previously not occupied by Borrower, Borrower shall, at the same time it delivers such Leased Property Report, deliver to Agent a copy of the Lease covering such facility, a copy of the Landlord Waiver relating to such lease, executed UCC financing statements covering the Collateral at such location, in proper form for recording in the jurisdiction of such location to the extent necessary to perfect Agent's security interest therein, and an amendment or supplement to Schedule 1.1(a) to this Agreement as well as to Exhibit A to the Collateral

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  Assignment of Leases, to add such lease to the description of Leased Property set forth on such schedules.

         E. Subsection 6.2 is amended by deleting such subsection in its entirety and inserting the following in lieu thereof;

         6.2 MINIMUM MATURE STORE AVERAGE EBITDA. Borrower shall maintain Mature Store Average EBITDA with respect to each of the categories of Facilities set forth below as at the last day of each fiscal quarter during:

         (a) the first period of four consecutive fiscal quarters commencing on or immediately after the Closing Date, in at least the amounts set forth below opposite such categories:


            Category                       Minimum Mature Store Average EBITDA
            ________                       ___________________________________

            Leased Stores                                $96,000
            Acquired Stores                              $64,000
            Self-Developed Leased Store                  $68,000



         (b) each subsequent period of four consecutive fiscal quarters, in amounts of at least 105% of the amounts required to be maintained during the immediately preceding period of four consecutive fiscal quarters.



         F. Section 6 is amended by adding the following new subsection 6.4 immediately after subsection 6.3;


         6.4 ADVERTISING EXPENSE LIMITS. Borrower's advertising expenses for any Fiscal Year shall not exceed four percent (4%) of total revenues for such Fiscal Year.

         G. The Agreement is further amended by adding a new Exhibit G titled "Rollout Schedule" after Exhibit F of the Agreement in the form and substance of Exhibit A attached to this Amendment.

  3. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent and Lenders):

         A. There shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects of Borrower, or in the Collateral;

         B. Borrower shall have executed and delivered such other documents and instruments as Agent may require;

         C. All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

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     D.  No Default or Event of Default under the Agreement as amended hereby shall have occurred and be continuing.

     4. CORPORATE ACTION. The execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

     5. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6. REFERENCES. Any reference to the Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

     7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     8. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

HELLER FINANCIAL, INC.,                  SPINCYCLE, INC.,
as Lender and as Agent                   as Borrower

By: /s/ Dwayne Coker                     By: /s/ James R. Puckett
   -----------------------------------      -----------------------------------

Title:  Vice President                   Title:  C.F.O.
      --------------------------------         --------------------------------

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